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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2001


                             EXTREME NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                ----------------

            Delaware                  000-25711                77-0430270
 (State or other jurisdiction  (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)

                                ----------------

                               3585 Monroe Street
                          Santa Clara, California 95051
               (Address of principal executive offices) (Zip Code)

                                ----------------

       Registrant's telephone number, including area code: (408) 579-2800


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Matters.

         The information set forth in our press release dated November 30, 2001, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit No.         Description
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   99.1             Press Release dated November 30, 2001 regarding pricing of convertible subordinated notes due 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EXTREME NETWORKS, INC.

Date:  December 13, 2001             By: /s/ Harold L. Covert
                                         ---------------------------------------
                                         Harold L. Covert
                                         Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.         Description
-----------         -----------
   99.1             Press Release dated November 30, 2001 regarding pricing of convertible subordinated notes due 2006.